united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22638

Arrow Investments Trust

(Exact name of registrant as specified in charter)

6100 Chevy Chase Drive Suite 100

Laurel MD 20707

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, Delaware 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 1/31

Date of reporting period: 1/31/17

Item 1. Reports to Stockholders.

Arrow QVM Equity Factor ETF

QVM

Annual Report
January 31, 2017

1-877-277-6933
1-877-ARROW-FD
www.ArrowShares.com

Dear Shareholder:

We are pleased to present this annual report for the Arrow QVM Equity Factor ETF (“QVM” or “the Fund”) for the one-year period ended January 31, 2017.

QVM seeks investment results that correspond generally to the performance, before fees and expenses, of the A.I. Quality Value Momentum Index.

The Fund’s portfolio is managed to closely replicate the holdings of the A.I. Quality Value Momentum Index (AIQVM, the “Index” or the “benchmark”), which is comprised of 50 domestic equities. As of January 31, 2017, the Fund held all 50 of the Index constituents. As of the January 31, 2017 semi-annual Index reconstitution, the benchmark portfolio consisted of 76% large-cap, 18% mid-cap and 6% small-cap stocks.

Management’s Discussion of Fund Performance

All Fund performance herein is based on net asset value (NAV) and assumes the reinvestment of distributions, without regard to individual taxes or withholdings. Index returns assume reinvestment of distributions, but do not include fees. Individual performance will vary due to a number of factors, including, but not limited to, trading commissions, bid/ask spreads, premium/discounts relative to the NAV, time of trading and other potential market factors—please refer to the Fund’s prospectus for more information.

For the one-year period ending January 31, 2017, using daily data, the Fund has tracked the benchmark Index’s performance with 97.0% correlation. Timing of trades, portfolio replication, cost of trade execution, management fees and other market factors may lead to performance tracking discrepancies from the benchmark.

For the one-year period ending January 31, 2017, the performance of QVM (NAV) was up 14.6%, while the AIQVM Index was also up 14.6%. From the inception (first trade date) of the Fund on February 27, 2015 through January 31, 2017, performance of QVM (NAV) was up 0.1%, while the benchmark A.I. Quality Value Momentum Index was also up 0.1%. For a broad market comparison, the U.S. stock market was positive for the same one-year period, with the S&P 500 Index returning 20.0%. With a mix of value-slanting stocks with a focus on quality, the Fund performed well, but did underperform the broad market. Generally speaking, the stock market was positive across most styles and sectors. However, the market rewarded growth over value for much of the past year, causing some of the traditionally value-oriented sectors to lag.

Overall, the Fund’s strategy performed admirably for the year with the majority of the holdings contributing in a significantly positive way to the portfolio. The top three positively contributing stocks held by the portfolio in the past year were Navient Corp., Ebix Corp. and Outerwall Inc. The three that detracted the most, all with negative performance contributions, were Western Refining Inc., H&R Block Inc. and Valero Energy Corp.

Although income is not a primary investment objective, the Fund generally pays distributions on a quarterly basis, or as needed if special distributions are required. As of the last distribution made during the reporting period on December 28, 2016 the Fund’s 30-day SEC yield was 2.80% and the 12-month distribution rate was 3.33%.

For more information about current performance, holdings, or historical premiums/discounts, please visit our website at www.arrowshares.com. We are grateful for your continued confidence in our company.

Sincerely,

Joseph J. Barrato

Chief Executive Officer

Arrow Investment Advisors, LLC

February 2017

1081-NLD-372017

Arrow QVM Equity Factor ETF

PORTFOLIO REVIEW (Unaudited)

January 31, 2017

The Fund’s performance figures* for the periods ended January 31, 2017, as compared to its benchmarks:

		Annualized
		Since Inception**
	One Year	January 31, 2017
Arrow QVM Equity Factor ETF - NAV	14.57%	0.06%
Arrow QVM Equity Factor ETF - Market Price	14.65%	0.02%
AI Quality Value Momentum Index	14.63%	0.09%
S&P 500 Total Return Index	20.04%	6.43%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of the Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the traded NAV on January 31, 2017. Performance data current to the most recent month end may be obtained by visiting www.ArrowShares.com or by calling 1-877-277-6933.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses, before fee waivers and/or expense reimbursements, are 2.40% per the June 1, 2016 prospectus. After fee waivers, the Fund’s total annual operating expenses are 0.65%.

**	As of the close of business on the day of commencement of trading on February 27, 2015.

AI Quality Value Momentum Index (AIQVM) is a US based index, composed of quality rankings that measure profitability, consistency of earnings, and management confidence. The combined models aim to reduce volatility and are combined with value and long term momentum rankings to enhance performance.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Financial	25.9%
Consumer, Cyclical	22.1%
Industrial	17.8%
Technology	12.0%
Communications	8.0%
Consumer, Non-cyclical	8.0%
Energy	4.0%
Basic Materials	2.0%
Other, Cash & Cash Equivalents	0.2%
100.0%

Please refer to the Portfolio of Investments in this Annual report for a detailed analysis of the Fund’s Holdings.

Arrow QVM Equity Factor ETF

PORTFOLIO OF INVESTMENTS

January 31, 2017

Shares		Value
	COMMON STOCKS - 95.8%
	ADVERTISING - 2.0%
818	Omnicom Group, Inc.	$70,062

	AEROSPACE & DEFENSE - 3.9%
430	Boeing Co.	70,271
282	Lockheed Martin Corp.	70,875
		141,146
	BANK - 4.0%
1,195	Bank of Nova Scotia	71,437
1,377	Toronto-Dominion Bank	71,287
		142,724
	CHEMICALS - 2.0%
3,463	Huntsman Corp.	70,611

	COMMERCIAL SERVICES - 8.0%
984	Deluxe Corp.	71,684
3,254	H&R Block, Inc.	69,831
1,004	Insperity, Inc.	71,786
3,634	Western Union Co.	71,154
		284,455
	COMPUTERS - 4.0%
3,218	Hewlett Packard Enterprise Co.	72,984
405	International Business Machines Corp.	70,681
		143,665
	DIVERSIFIED FINANCIAL SERVICES - 11.9%
630	Ameriprise Financial, Inc.	70,730
1,024	Discover Financial Services	70,943
1,691	Eaton Vance Corp.	70,904
4,717	Navient Corp.	70,944
1,453	Nelnet, Inc.	71,241
1,049	T Rowe Price Group, Inc.	70,744
		425,506
	HOME FURNISHINGS - 2.0%
407	Whirlpool Corp.	71,180

	INSURANCE - 10.0%
636	Aon PLC	71,677
943	Primerica, Inc.	71,149
1,234	Principal Financial Group, Inc.	70,449
5,240	State National Cos, Inc.	72,102
2,705	Universal Insurance Holdings, Inc.	70,736
		356,113
	INTERNET - 2.0%
1,396	CDW Corporation	71,908

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF

PORTFOLIO OF INVESTMENTS (Continued)

January 31, 2017

Shares		Value
	LEISURE TIME - 2.0%
1,230	Harley-Davidson, Inc.	$70,159

	MACHINERY - DIVERSIFIED - 2.0%
485	Cummins, Inc.	71,300

	MISCELLANEOUS MANUFACTURER - 4.0%
553	Illinois Tool Works, Inc.	70,342
1,097	Trinseo SA	71,031
		141,373
	OFFICE & BUSINESS EQUIPMENT - 2.0%
4,539	Pitney Bowes, Inc.	72,261

	PACKAGING & CONTAINERS - 2.0%
776	Packaging Corp of America	71,532

	RETAIL - 18.1%
1,612	Best Buy Co, Inc.	71,766
1,468	Big Lots, Inc.	73,400
1,585	Brinker International, Inc.	70,532
749	Children’s Place, Inc.	72,653
8,089	GNC Holdings, Inc.	71,749
665	Jack in the Box, Inc.	71,767
1,111	Target Corp.	71,637
1,073	Wal-Mart Stores, Inc.	71,612
1,085	Yum! Brands, Inc.	71,100
		646,216
	SEMICONDUCTOR - 4.0%
2,075	Applied Materials, Inc.	71,069
1,329	QUALCOMM, Inc.	71,008
		142,077
	SOFTWARE - 2.0%
2,289	CA, Inc.	71,577

	TELECOMMUNICATIONS - 4.0%
769	InterDigital, Inc.	71,825
2,152	TELUS Corp.	71,920
		143,745
	TRANSPORTATION - 4.0%
1,021	Canadian National Railway Co.	70,980
660	Union Pacific Corp.	70,343
		141,323
	TRUCKING & LEASING - 1.9%
1,203	GATX Corp.	69,557

	TOTAL COMMON STOCKS (Cost $3,340,185)	3,418,490

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF

PORTFOLIO OF INVESTMENTS (Continued)

January 31, 2017

Shares		Value
	MASTER LIMITED PARTNERSHIPS - 4.0%
	COAL - 2.0%
1,916	Natural Resource Partners LP	$70,126

	PIPELINE - 2.0%
3,955	Energy Transfer Equity LP	70,992

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $141,630)	141,118

	TOTAL INVESTMENTS - 99.8% (Cost $3,481,815)(a)	$3,559,608
	OTHER ASSETS LESS LIABILITIES - 0.2%	7,453
	NET ASSETS - 100.0%	$3,567,061

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $3,484,114 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	343,693
Unrealized Depreciation:	(268,199)
Net Unrealized Appreciation:	75,494

LP - Limited Partnership

PLC - Public Limited Company

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2017

ASSETS
Investment securities:
At cost	$3,481,815
At value	$3,559,608
Cash	61,672
Due from Advisor	3,206
Receivable for investments sold	2,870,768
Receivable for Fund shares sold	1,191,138
Dividends and interest receivable	2,655
TOTAL ASSETS	7,689,047

LIABILITIES
Payable for investments purchased	2,911,862
Payable for Fund shares repurchased	1,189,445
Payable to Related Parties	831
Accrued expenses and other liabilities	19,848
TOTAL LIABILITIES	4,121,986
NET ASSETS	$3,567,061

Net Assets Consist Of:
Paid in capital	$3,960,906
Accumulated net realized loss from investment transactions	(471,648)
Net unrealized appreciation of investments and foreign currency translations	77,803
NET ASSETS	$3,567,061

Net Asset Value Per Share:
Net Assets	$3,567,061
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	150,000
Net asset value (Net Assets ÷ Shares Outstanding)	$23.78	(a)

(a)	The NAV shown above differs from the traded NAV on January 31, 2017 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF

STATEMENT OF OPERATIONS

For the Year Ended January 31, 2017

INVESTMENT INCOME
Dividends (Foreign tax withholdings $703)	$118,639
Interest	70
TOTAL INVESTMENT INCOME	118,709

EXPENSES
Investment advisory fees	24,123
Audit fees	11,463
Custodian fees	11,075
Transfer agent fees	9,641
Printing and postage expenses	7,351
Trustees fees and expenses	6,383
Administrative services	4,877
Legal fees	3,771
Listing expenses	2,273
Professional fees	57
TOTAL EXPENSES	81,014

Less: Fees waived/reimbursed by the Advisor	(55,118)
NET EXPENSES	25,896

NET INVESTMENT INCOME	92,813

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
In-kind redemptions	78,872
Investments	(175,698)
Foreign currency transactions	(181)
(97,007)
Net change in unrealized appreciation on:
Investments	479,547
Foreign currency translations	10
479,557

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	382,550

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$475,363

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	January 31, 2017	January 31, 2016 (a)
FROM OPERATIONS
Net investment income	$92,813	$67,610
Net realized loss on investments and foreign currency transactions	(97,007)	(297,439)
Net change in unrealized appreciation (depreciation) on investments	479,557	(401,754)
Net increase (decrease) in net assets resulting from operations	475,363	(631,583)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(93,573)	(65,990)
From return of capital	(40,982)	—
Net decrease in net assets resulting from distributions to shareholders	(134,555)	(65,990)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,191,153	10,837,655
Cost of shares redeemed	(3,339,707)	(4,765,275)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(2,148,554)	6,072,380

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,807,746)	5,374,807

NET ASSETS
Beginning of Period	5,374,807	—
End of Period*	$3,567,061	$5,374,807
*Includes undistributed net investment income of:	$—	$708

SHARE ACTIVITY
Shares Sold	50,000	450,000
Shares Redeemed	(150,000)	(200,000)
Net increase (decrease) in shares of beneficial interest outstanding	(100,000)	250,000

(a)	The Arrow QVM Equity Factor ETF commenced operations on February 24, 2015.

See accompanying notes to financial statements.

Arrow QVM Equity Factor ETF

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Period Ended
	January 31, 2017	January 31, 2016 (1)
Net asset value, beginning of period	$21.50	$25.00

Activity from investment operations:
Net investment income	0.52	0.30
Net realized and unrealized gain (loss) on investments	2.57	(3.50)
Total from investment operations	3.09	(3.20)

Less distributions from:
Net investment income	(0.54)	(0.30)
Return of capital	(0.27)	—
Total distributions	(0.81)	(0.30)

Net asset value, end of period	$23.78	$21.50

Total return (5)(7)	14.52%	(12.90	)% (3)(6)

Net assets, at end of period (000s)	$3,567	$5,375

Ratio of gross expenses to average net assets	2.02%	2.40	% (2)
Ratio of net expenses to average net assets	0.65%	0.65	% (2)
Ratio of net investment income to average net assets	2.31%	1.63	% (2)
Portfolio Turnover Rate (4)	114%	62	% (3)

(1)	The Arrow QVM Equity Factor ETF shares commenced operations on February 24, 2015.

(2)	Annualized.

(3)	Not Annualized.

(4)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(5)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(6)	Represents total return based on net asset values per share from commencement of investment operations on February 24, 2015 through January 31, 2016. Total return based on net asset value per share, as of the close of business on the day of commencement of trading on the NYSE Arca on February 27, 2015 to January 31, 2016 was (12.64)%.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

ARROW QVM EQUITY FACTOR ETF

NOTES TO FINANCIAL STATEMENTS

January 31, 2017

1.	ORGANIZATION

The Arrow QVM Equity Factor ETF (the “Fund”) is a diversified series of Arrow Investments Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 2, 2011, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective seeks to replicate the investment results that generally correspond, before fees and expenses, to the price and yield performance of the AI Quality Value Momentum Index. The investment objective is non-fundamental. The Fund commenced operation on February 24, 2015.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if Arrow Investment Advisors, LLC (the “Advisor”) believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close, generally 4:00pm Eastern Time. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

ARROW QVM EQUITY FACTOR ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2017

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2017 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$3,418,490	$—	$—	$3,418,490
Mater Limited Partnerships	141,118	—	—	141,118
Total	$3,559,608	$—	$—	$3,559,608

There were no transfers into or out of Level 1 and Level 2 during the year. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting year.

The Fund did not hold any Level 2 or Level 3 securities during the year.

*	See Portfolio of Investments for industry classification.

ARROW QVM EQUITY FACTOR ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2017

Security transactions and related income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”) which are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the roughly ninety MLPs in existence, fifty are eligible for inclusion in the Alerian MLP Index, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

ARROW QVM EQUITY FACTOR ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2017

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2016) or expected to be taken in the Fund’s 2017 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions, gains and losses on the purchase and sale of foreign currencies and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended January 31, 2017, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $4,647,959 and $4,748,718 respectively.

For the year ended January 31, 2017, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $1,204,218 and $3,280,525 respectively.

ARROW QVM EQUITY FACTOR ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2017

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. The Advisor serves as the Fund’s Investment Advisor pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Trust has entered into a Global Custody Agreement with Brown Brothers Harriman & Co. (the “Custodian”) to serve as Custodian and to act as transfer and shareholder services agent. The Trust has also entered into an Underwriting Agreement with Northern Lights Distributors, LLC (the “Distributor”) to serve as the principal underwriter and distributor for the Trust.

Pursuant to the Advisory Agreement, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until May 31, 2017 to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that total expenses incurred (exclusive of taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses and extraordinary expenses such as litigation ) will not exceed 0.65%, herein referred to as the “Expense Limitation.”

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver agreement, and the Fund’s operating expenses are subsequently lower than its Expense Limitation, the Advisor, on a rolling three year period, shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the Expense Limitation. If the Fund’s operating expenses subsequently exceed the Expense Limitation, the reimbursements for the Fund shall be suspended. For the year ended January 31, 2017, the Advisor waived fees and reimbursed expenses in the amount of $55,118.

The following amounts are subject to recapture by the Advisor through the following dates:

1/31/2019	1/31/2020
$72,527	$55,118

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the effective date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25%

ARROW QVM EQUITY FACTOR ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2017

of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Gemini Fund Services, LLC (“GFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Blu Giant, LLC (“Blu Giant”) – an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Bassett Compliance Consulting Services, LLC provided a Chief Compliance Officer to the Trust until September 2016. Effective September 22, 2016, Christopher Lewis began serving as Chief Compliance Officer of the Trust.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets.

ARROW QVM EQUITY FACTOR ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2017

The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$500	2.00%*

* The maximum Transaction Fee may be up to 2.00% of the amount invested.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year and period ended January 31, 2017 and January 31, 2016 was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	January 31, 2017	January 31, 2016
Ordinary Income	$93,573	$65,990
Return of Capital	40,982	—
	$134,555	$65,990

As of January 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation	Total Accumulated Deficits
$—	$—	$—	$(469,349)	$—	$75,504	$(393,845)

The difference between book basis and tax basis, accumulated net realized loss and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

At January 31, 2017, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$427,669	$41,680	$469,349

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expense, foreign currency gains/(losses), tax adjustments for publicly traded partnerships, and the realized gains (losses) on in-kind redemptions, resulted in reclassification for the year ended January 31, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$78,062	$52	$(78,114)

ARROW QVM EQUITY FACTOR ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2017

7.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund’s Board of Trustees declared the following distributions after January 31, 2017:

Fund	Distribution Per Share	Ex Date	Record Date	Payable Date
Arrow QVM Equity Factor ETF	$0.1009	3/16/2017	3/20/2017	3/27/2017

Management has determined that there were no other subsequent events to report through the issuance of these financial statements beyond that disclosed herein.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Arrow Investments Trust
and the Shareholders of Arrow QVM Equity Factor ETF

We have audited the accompanying statement of assets and liabilities of the Arrow QVM Equity Factor ETF, a series of shares of beneficial interest in the Arrow Investments Trust, including the portfolio of investments, as of January 31, 2017, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period February 24, 2015 (commencement of operations) through January 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2017 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Arrow QVM Equity Factor ETF as of January 31, 2017, and the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period February 24, 2015 (commencement of operations) through January 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

March 30, 2017

Arrow QVM Equity Factor ETF

EXPENSE EXAMPLES (Unaudited)

January 31, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2016 through January 31, 2017.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expenses Paid
	Account Value	Account Value	During Period*	During Period**
	8/1/2016	1/31/2017	8/1/16 - 1/31/17	8/1/16 - 1/31/17

Actual	$1,000.00	$1,058.70	$3.36	0.65%

Hypothetical
(5% return before expenses)	$1,000.00	$1,021.87	$3.30	0.65%

*	“Actual” expense information for the Fund is for the period from August 1, 2016 to January 31, 2017. Actual expenses are equal to the Fund’s annualized net expense ratio multiplied by 184/366 (to reflect the period from August 1, 2016 to January 31, 2017). “Hypothetical” expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184 /366 (to reflect the full half-year period).

**	Annualized.

Arrow QVM Equity Factor ETF

SUPPLEMENTAL INFORMATION (Unaudited)

January 31, 2017

Renewal of the Investment Advisory Agreement between AIT and Arrow Investment Advisors, LLC

At an in person meeting held September 22, 2016, the Board of Trustees (the “Board”) including the Trustees who are not “interested persons”, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Arrow Investments Trust (the “Trust”), and Arrow Investment Advisors, LLC (the “Adviser”) with respect to the Arrow Alternative Solutions Fund (the “Alternative Fund”), Arrow DWA Balanced Fund (the “DWA Balanced”), Arrow DWA Tactical Fund (the “DWA Tactical”), Arrow Managed Futures Strategy Fund (the “Managed Futures Strategy”), Arrow Commodity Strategy Fund (the “Commodity Strategy”), Arrow DWA Tactical ETF (the “Tactical ETF”) and the Arrow QVM Equity Factor ETF (the “QVM ETF”), (each a “Fund” and together, the “Funds”). In its consideration of the renewal of the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by the Adviser to the AIT Funds. During deliberations, they noted that there was strong communication between the Adviser and the Board. It was noted that there were no material compliance issues since the last renewal. The Adviser will continue to expand and nurture relationships with registered investment advisers and broker dealers to benefit shareholders. The Board noted that the Adviser had continued to report no litigation or administrative actions during the last 12 months. The Board felt that, through participation in meetings, they have access and a good working relationship with senior management. It believes the Adviser is focused on client personnel with deep experience on both the business and compliance side of the business. Also, the portfolio team has progressed due to the increase in communication of all parties involved. It was noted that the Adviser has engaged a firm to review its newly established cyber security policies and procedures. It was the consensus of the Trustees that they were satisfied with the nature, extent and quality of the services provided to the AIT Funds under the Agreement.

Fees and Expenses. The Board reviewed information regarding the advisory fees charged by the Adviser relative to comparative fees charged by advisers to a peer group of funds. With respect to the DWA Balanced Fund, they noted the management fee of 1.00% and expense ratio of 1.29% were above the peer group average of 0.99% and 1.54%, respectively. With respect to the Alternative Solutions Fund, they noted the management fee of 0.75% is well below the average of 1.03% for the peer group, and the Fund expense ratio of 0.99% is also below the average of 1.56% for the peer group and is in line with other products managed with an active tactical approach. As to DWA Tactical, the Board noted the management fee of 1.00% is equal to the average fee of the peer group, and that the Fund’s expense ratio of 1.25% is slightly below the average of 1.47%. The Board noted that the fees and expenses continued to be reasonable based on the asset class. As to Managed Futures Strategy, they noted the management fee of 0.85%, which was below the average for the peer group. With respect to the Commodity Strategy Fund, they noted the management fee of 0.80% is below the average of 0.92% for the peer group, but noted that the Fund’s expense ratio of 1.81% is above the average of 1.17% for the peer group. As to Tactical ETF, the Board noted that the management fee of 1.00% was slightly below the average of 1.03% for all funds in the peer group and that its expense ratio was also slightly below the average for the peer group. Finally, with

Arrow QVM Equity Factor ETF

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

January 31, 2017

respect to QVM ETF, they noted that the management fee of 0.60% was below the average of 0.70% for all funds in the peer group and that its expense ratio was also below the peer group average. After further discussion, in consideration of the comparative fees reviewed and discussed, and the level of service provided to the AIT Funds, the Board agreed that each Fund’s management fee was reasonable.

Performance. The Board considered the Adviser’s past performance, as well as other factors relating to the Adviser’s track record with respect to the AIT Funds. With respect to the DWA Balanced, it was noted that the one-year return of 4.30% slightly underperformed the peer average of 4.74%, but outperformed its peer group average over three-year and five-year periods. The DWA Balanced returns outperformed the Morningstar Global Flexible Allocation Index over the one, three and five-year periods.

With respect to DWA Tactical, returns significantly underperformed the peer group average over the one, three and five-year periods. It was noted that the Fund also underperformed the Morningstar World Allocation Category for the one and five-year periods, and outperformed for the three-year period.

With respect to the Managed Futures Strategy, the Board noted that the Fund had continued to underperform its peer group average. They discussed the strategy of the Fund.

With respect to the Alternative Fund, it was noted that the Fund had continued to perform well, outperforming 90% of the funds in the non-traditional bond category.

With respect to the Commodity Strategy, the Board discussed that commodities have continued performing poorly overall during the past several years.

With respect to the Tactical ETF, the Board noted that the returns for the year to date, one year, and since inception periods were above the average for all funds in the peer group, all ETFs in the peer group, and all mutual funds in the peer group.

Finally, with respect to QVM ETF, the Board noted that the year to date return of 2.23% was in line with the average total return of 2.22% for all funds in the peer group, but below the average total return of 6.25% for all ETFs in the peer group and above the average total return of 0.78% for all mutual funds in the peer group. They also discussed that the one year and since inception returns were both below the average for all funds in the peer group.

The Board concluded that the performance of each Arrow Fund was acceptable.

Economies of Scale. The Board considered whether the Adviser has realized or will realize economies of scale with respect to the management of the AIT Funds. It continued to review the Adviser’s projections for asset growth for each Arrow Fund over the next 12 months, and discussed the expense limitation agreements currently in place. The Board noted that the expense limitation agreement was not being renewed with respect to the Alternative Solutions Fund and the Managed Futures Strategy and that those Funds had been under their respective caps for the fiscal year. It was discussed that there currently were no breakpoints in any of the agreements. It was noted that this

Arrow QVM Equity Factor ETF

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

January 31, 2017

will be revisited in the future if any of the AIT Funds have breakpoints in the future. Finally it was noted that the absence of breakpoints with respect to each AIT Fund was reasonable and acceptable at this time.

Profitability. The Board considered the expenses of the Adviser, and estimated profits realized by the Adviser in connection with the operation of each AIT Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the AIT Funds. The Board also noted a loss in some of the Funds. The Board reviewed the profitability analysis provided by the Adviser

Conclusion. Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the future shareholders of the AIT Funds.

Arrow QVM Equity Factor ETF

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

January 31, 2017

Shareholder Voting Results

At a Special Meeting of Shareholders of the Funds, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788, on Friday, August 19, 2016, shareholders of record at the close of business on July 1, 2016 voted to approve the following proposals:

Proposal 1: To elect Thomas T. Sarkany and Robert S. Andrialis to the Board of Trustees of the Trust.

Thomas T. Sarkany
Shares Voted	Shares Voted Against
In Favor	or Abstentions
55,559,565	359,526

Robert S. Andrialis
Shares Voted	Shares Voted Against
In Favor	or Abstentions
55,551,965	367,126

Arrow QVM Equity Factor ETF

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

January 31, 2017

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees. The address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years and Current Directorships	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships held During the Past Five Years
Paul Montgomery Year of Birth: 1953	Trustee	Since Sept. 2011	Director of Research Scotia Partners, LLC, since 2012; Managing Member, Theta Investment Research, LLC, 2003-2012.	8	Arrow ETF Trust (since March 2014)
Thomas T. Sarkany Year of Birth: 1946	Trustee	Since March 2014	Founder and President, TTS Consultants, LLC, 2010 – present.	8	Northern Lights Fund Trust IV (since July 2015); Arrow ETF Trust (since 2012), Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Robert S. Andrialis Year of Birth: 1944	Trustee	Since March 2014	Currently Independent Consultant; Formerly President, Secured Growth Quantitative Research, 2011–2014; Independent Consultant, 2010-2011	8	Arrow ETF Trust (since 2012)

Arrow QVM Equity Factor ETF

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

January 31, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position(s) Held with Trust *	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Current Directorships	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Barrato** Year of Birth: 1965	Trustee, President & Principal Executive Officer	Since Sept. 2011	Founder and Chief Executive Officer, Arrow Investment Advisor, LLC (registered investment advisor), 2006-present.	8	Arrow ETF Trust (since 2012)
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1976	Principal Financial Officer and Treasurer	Since Oct 2013	Vice President, GFS (since January 2015); Assistant Vice President, GFS (2011-2014); Vice President of Fund Administration; BNY Mellon (2007-2011).	N/A	N/A
Jake Griffith Year of Birth: 1978	Secretary	Since Sept. 2011	Founder and President, Director of Sales, Arrow (since 2006).	N/A	N/A
Dawn M. Dennis 80 Arkay Drive, Hauppauge, NY 11788 Year of Birth: 1966	Assistant Secretary	Since June 2013	Senior Paralegal, GFS (since May 2013), Paralegal (from July 2011 through April 2013).	N/A	N/A
Christopher Lewis Year Birth: 1970	Chief Compliance Officer	1 year renewable term (since September 2016)	Chief Compliance Officer of Fund Complex*** (2016-present); Of Counsel, Paxton Law Group (2014-2015), General Counsel and CCO, Eaglewood Capital Management (2013-2014), General Counsel and Director, Alaric Compliance Services (2009-2013).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	Joseph Barrato is considered to be an “interested person” of the Arrow Investments Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment Advisor to the Fund, Arrow Investment Advisors, LLC.

***	The term “Fund Complex” includes the Arrow ETF Trust (“ARROWETF”) and Arrow Investments Trust.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-277-6933.

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PRIVACY NOTICE

Arrow Investments Trust

FACTS	WHAT DOES ARROW INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Arrow Investments Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-277-6933

PRIVACY NOTICE

Arrow Investments Trust

What we do:
How does Arrow Investments Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow Investments Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Arrow Investments Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-277-6933.

INVESTMENT ADVISOR
Arrow Investment Advisors, LLC
6100 Chevy Chase Drive
Suite 100
Laurel, MD 20707

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Andrialis is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $10,000

2015 - $9,500

(b)	Audit-Related Fees

2016 – None

2015 - None

(c)	Tax Fees

2016 - $ 2,200

2015 - $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 – None

2015 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2016 2015

Audit-Related Fees: 0.00% 0.00%

Tax Fees: 0.00% 0.00%

All Other Fees: 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $2,200

2015 - $2,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which Shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow Investments Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/ President

Date 4/13/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/ President

Date 4/13/17

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/ Treasurer

Date 4/13/17